SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 21, 2004

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29311	94-3248415
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As more fully discussed below in Item 4.02, on September 22, 2004, Dynegy Inc. (“Dynegy”), the wholly owning parent of Dynegy Holdings Inc. (the “Company”), issued a press release announcing that the previously issued financial statements contained in Dynegy’s 2003 Form 10-K and first and second quarter 2004 Form 10-Qs should not be relied upon because of errors in those financial statements and that those financial statements would be restated to make the necessary accounting adjustments.

As a result of the adjustments identified in the Dynegy press release relating to Dynegy’s deferred income tax accounts, which the Company expects will similarly impact the Company’s deferred income tax accounts, the previously issued financial statements contained in the Company’s 2003 Form 10-K and first and second quarter 2004 Form 10-Qs should also not be relied upon and will also be restated to make the necessary accounting adjustments.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 22, 2004, Dynegy issued a press release announcing that, on September 21, 2004, the Audit and Compliance Committee of Dynegy’s Board of Directors (“Audit Committee”) concluded that the previously issued financial statements contained in Dynegy’s 2003 Form 10-K and first and second quarter 2004 Form 10-Qs should not be relied upon because of errors in those financial statements and that Dynegy would restate those financial statements to make the necessary accounting adjustments. The Dynegy restatements relate to (i) Dynegy’s previously disclosed goodwill impairment charge associated with the pending sale of Illinois Power Company (“Illinois Power”) and (ii) Dynegy’s deferred income tax accounts.

Although the Company’s financial statements are not impacted by the additional impairment charges to be recorded by Dynegy in connection with the Illinois Power sale, as a result of Dynegy’s income tax review initiative, the Company has also determined that adjustments related to its deferred income tax accounts in periods prior to 2004 are required. As this deferred income tax review initiative has not been completed, the Company is currently unable to determine with certainty the amount of the adjustments and the periods affected. However, the Company does anticipate, based on the ongoing review of these tax items, that these adjustments will reduce the Company’s deferred tax liability reflected on its balance sheet. Dynegy is working to complete this review as expeditiously as possible.

Based upon these matters, the Company expects to file amendments to its 2003 Form 10-K and first and second quarter 2004 Form 10-Qs, reflecting all necessary deferred tax adjustments, prior to filing its third quarter 2004 Form 10-Q in November 2004. Accordingly, the referenced financial statements should not be relied upon until such time as the Company files its restatements.

The Dynegy Audit Committee has discussed with PricewaterhouseCoopers, Dynegy’s and the Company’s independent auditors, the matters disclosed in this Current Report on Form 8-K.

A copy of Dynegy’s September 22nd press release, message to employees and letter to the financial community are incorporated in this report as exhibits 99.1, 99.2 and 99.3, respectively. The Dynegy press release is incorporated in this Item 4.02 by reference. In addition, this Current Report on Form 8-K and the Dynegy press release, message to employees and letter to the financial community contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in the Dynegy press release and letter to the financial community.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Exhibits:

Exhibit No.	Document

99.1	Press Release of Dynegy Inc. dated September 22, 2004 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. filed on September 22, 2004, File No. 1-15659).

99.2	Dynegy Inc. Message to Employees dated September 22, 2004 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Dynegy Inc. filed on September 22, 2004, File No. 1-15659).

99.3	Letter from Dynegy Inc. to the Financial Community dated September 22, 2004 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of Dynegy Inc. filed on September 22, 2004, File No. 1-15659).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY HOLDINGS INC. (Registrant)

Dated: September 23, 2004	By:	/s/ CAROL F. GRAEBNER
	Name: Title:	Carol F. Graebner Secretary

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release of Dynegy Inc. dated September 22, 2004 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. filed on September 22, 2004, File No. 1-15659).

99.2	Dynegy Inc. Message to Employees dated September 22, 2004 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Dynegy Inc. filed on September 22, 2004, File No. 1-15659).

99.3	Letter from Dynegy Inc. to the Financial Community dated September 22, 2004 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of Dynegy Inc. filed on September 22, 2004, File No. 1-15659).